SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:  October 19, 2009

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers

On October 19, 2009, Alfred Weber, President and General Manager of BorgWarner Morse TEC Inc. and Vice President of BorgWarner Inc. (“BorgWarner”), resigned his positions with BorgWarner effective November 15, 2009, in order to pursue other interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Dated: October 23, 2009	By: /s/ John J. Gasparovic
Name: John J. Gasparovic
Its: Secretary